UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

URGENT.LY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

44927 George Washington Blvd, Suite 265, Office 209

Ashburn, VA 20147

(571) 350-3600

November 17, 2025

Dear Fellow Stockholders:

We are pleased to invite you to attend the 2025 annual meeting of stockholders of Urgent.ly Inc., (“annual meeting”) to be held on December 29, 2025 at 11:00 a.m., Eastern Time. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/ULY2025, where you will be able to listen to the meeting live, submit questions and vote online.

The attached formal meeting notice and proxy statement for the annual meeting contain details of the business to be conducted at the annual meeting.

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.

On behalf of our board of directors, we would like to express our appreciation for your continued support of and interest in Urgent.ly.

Sincerely,

Matthew Booth

Chief Executive Officer and Director

i

URGENT.LY INC.

44927 George Washington Blvd, Suite 265, Office 209

Ashburn, VA 20147

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	11:00 a.m., Eastern Time, on December 29, 2025
Place

The 2025 annual meeting of stockholders (the “annual meeting”) will be conducted virtually via webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/ULY2025, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

Items of Business
•
To elect each of the two Class II directors nominated by our board of directors and named in the accompanying proxy statement (our “Proxy Statement”) to hold office until our 2028 annual meeting of stockholders and until their respective successors are elected and qualified.
•
To ratify the appointment of CohnReznick LLP (“CohnReznick”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025.
•
To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date

November 6, 2025

Only stockholders of record as of the close of business on November 6, 2025 are entitled to notice of and to vote at the annual meeting.

A list of stockholders eligible to vote at the annual meeting will be available for review during our regular business hours at our principal executive offices for the ten days prior to the meeting for any purpose related to the meeting, and will be available online during the entirety of the annual meeting.

Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement, notice of annual meeting, form of proxy and our annual report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 14, 2025, as amended by our annual report on Form 10-K/A, filed with the SEC on April 17, 2025 (our “annual report”), is first being sent or given on or about November 17, 2025 to all stockholders entitled to vote at the annual meeting.

The proxy materials and our annual report can be accessed by visiting www.proxyvote.com. You will be asked to enter the 16-digit control number located on your proxy card.

Voting	Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the board of directors,

Matthew Booth

Chief Executive Officer and Director

Ashburn, Virginia

November 17, 2025

v

URGENT.LY INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To be held at 11:00 a.m., Eastern Time, on December 29, 2025

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire proxy statement (this “Proxy Statement”) carefully. As used herein, “we,” “us,” “our,” “Urgent.ly,” or the “Company” refer to Urgent.ly Inc., a Delaware corporation.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR

ANNUAL MEETING

Why am I receiving these materials?

These proxy materials, including this Proxy Statement and the form of proxy, are furnished in connection with the solicitation of proxies by our board of directors for use at our 2025 annual meeting of stockholders (the “annual meeting”), and any postponements, adjournments or continuations thereof. The annual meeting will be held on December 29, 2025 at 11:00 a.m., Eastern Time. The annual meeting will be conducted virtually via webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/ULY2025, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

The Notice of Internet Availability of Proxy Materials, (“Notice of Internet Availability”), containing instructions on how to access this Proxy Statement, the accompanying notice of annual meeting and form of proxy and our annual report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 14, 2025, as amended by our annual report on Form 10-K/A, filed with the SEC on April 17, 2025 (our “annual report”), is first being sent or given on or about November 17, 2025 to all stockholders of record as of November 6, 2025 (the “record date”). The proxy materials and our annual report can be accessed by visiting www.virtualshareholdermeeting.com/ULY2025. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What proposals will be voted on at the annual meeting?

The following proposals will be voted on at the annual meeting:

•
the election of two Class II director nominees nominated by our board of directors and named in this Proxy Statement to hold office until our 2028 annual meeting of stockholders and until their respective successors are elected and qualified;
•
the ratification of the appointment of CohnReznick LLP (“CohnReznick”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and
•
any other business as may properly come before the annual meeting.

As of the date of this Proxy Statement, our management and board of directors were not aware of any other matters to be presented at the annual meeting.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•
“FOR” the election of each Class II director nominee nominated by our board of directors and named in this Proxy Statement; and
•
“FOR” the ratification of the appointment of CohnReznick as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

Who is entitled to vote at the annual meeting?

You can vote at the annual meeting if you are a holder of record of our common stock as of the close of business on the record date. Each stockholder is entitled to one vote for each share of our common stock held as of the record date. As of the close of business on the record date, there were 2,180,417 shares of our common stock outstanding. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the annual meeting. Throughout this Proxy Statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank, or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank, or other nominee sent to you. As a beneficial owner, you are also invited to attend the annual meeting. However, because you are not the stockholder of record, you may not vote these shares at the annual meeting unless you obtain a signed legal proxy from your broker, bank, or other nominee giving you the right to vote the shares. Throughout this Proxy Statement, we refer to these holders as “street name stockholders.”

How many votes are needed for approval of each proposal?

•
Proposal No. 1: Each director is elected by a plurality of the votes of the shares present virtually or represented by proxy at the annual meeting and entitled to vote on the election of directors. “Plurality” means that the nominees who receive the largest number of FOR votes are elected as directors. You may (1) vote FOR the election of each of the director nominees named herein or (2) WITHHOLD authority to vote for each such director nominee. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.
•
Proposal No. 2: The ratification of the appointment of CohnReznick as our independent registered public accounting firm for our fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the votes of the shares present virtually or represented by proxy at the annual meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our bylaws, as amended (our “bylaws”), and Delaware law. The presence, virtually or by proxy, of a majority of the voting power of our capital stock issued and outstanding and entitled to vote as of the record date will constitute a quorum to transact business at the annual meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•
by Internet at www.proxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on December 28, 2025 (have your Notice of Internet Availability or proxy card in hand when you visit the website);
•
by toll-free telephone at 1-800-690-6903, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on December 28, 2025 (have your Notice of Internet Availability or proxy card in hand when you call);
•
by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received prior to the annual meeting; or
•
by attending the annual meeting virtually by visiting www.virtualshareholdermeeting.com/ULY2025, where you may vote during the meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website).

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank, or other nominee. You must follow the instructions provided by your broker, bank, or other nominee in order to instruct them on how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, then you may not vote your shares at the annual meeting unless you obtain a legal proxy from your broker, bank, or other nominee.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
“FOR” the election of each Class II director nominee nominated by our board of directors and named in this Proxy Statement; and
•
“FOR” the ratification of the appointment of CohnReznick as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of CohnReznick as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Because that proposal is routine, we do not expect any broker non-votes regarding it. Your broker, bank or other nominee will not have discretion to vote on our other proposal, which is considered a non-routine matter, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on our sole non-routine matter, then those shares will be treated as broker non‑votes with respect to the non-routine proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on the proposal.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the annual meeting by:

•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•
completing and returning a later-dated proxy card, which must be received prior to the annual meeting;
•
delivering a written notice of revocation to our Secretary at Urgent.ly Inc., 44927 George Washington Blvd, Suite 265, Office 209, Ashburn, VA 20147, Attention: Secretary, which must be received prior to the annual meeting; or
•
attending and voting at the annual meeting (although attendance at the annual meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the annual meeting?

We will be hosting the annual meeting via webcast only. You will be able to attend the annual meeting virtually, submit your questions during the meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/ULY2025. To attend and participate in the annual meeting, you will need the control number included on your Notice of Internet Availability or proxy card. The annual meeting live audio webcast will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

How can I get help if I have trouble checking in or listening to the annual meeting online?

If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Matthew Booth, our Chief Executive Officer and a director, and Andrea Makkai, our Corporate Controller, have been designated as proxy holders for the annual meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions of the stockholder. If a proxy is dated, executed, and returned, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above. If any other matters are properly brought before the annual meeting, then the proxy holders will use their own judgment to determine how to vote your shares with respect to which they hold a proxy. If you have granted a proxy and the annual meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

A representative of Broadridge Financial Solutions will tabulate the votes and an employee or representative of the Company is expected to act as inspector of election.

How can I contact Urgent.ly’s transfer agent?

You may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at (800) 937-5449 or (718) 921-8124, or by writing Equiniti Trust Company, LLC, at 28 Liberty Street, Floor 53, New York, NY 10005. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.equiniti.com/us/ast-access.

How are proxies solicited for the annual meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the annual meeting?

We anticipate announcing preliminary voting results at the annual meeting. We will also disclose voting results on a Current Report on Form 8-K (a “Form 8-K”) that we will file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the meeting. If final voting results are not available to us in time to timely file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one copy of the Notice of Internet Availability or Proxy Statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or Proxy Statement and annual report?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the Proxy Statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the Proxy Statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or Proxy Statement and annual report, as applicable, you may contact us as follows:

Urgent.ly Inc.

Attention: Investor Relations

44927 George Washington Blvd, Suite 265, Office 209

Ashburn, VA 20147

Tel: (571) 350-3600

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our board of directors currently consists of seven directors, six of whom are independent under the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Benjamin Volkow resigned from our board of directors effective September 30, 2025 and is not a nominee for election to our board of directors. Andrew Geisse, who currently serves as a Class II director, is not standing for re-election at the annual meeting, and therefore his term on our board of directors will end at the annual meeting. We thank both Messrs. Volkow and Geisse for their service to the Company and our board of directors. The size of our board of directors will be automatically reduced to six directors effective immediately upon the convening of the annual meeting.

Our board of directors is designated into three classes designated as Class I, Class II and Class III, each with a staggered three-year term. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of November 6, 2025, and certain other information for each of our directors and director nominees:

Nominees for Director	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Suzie Doran (1)	II	51	Director	2023	2025	2028
James Micali (1)(2)(3)	II	77	Chairman of the Board	2017	2025	2028

Continuing Directors
Gina Domanig (2)(3)	I	62	Director	2020	2027	—
Ryan Pollock (1)	I	52	Director	2019	2027	—
Matthew Booth	III	56	Chief Executive Officer and Director	2022	2026	—
Alexandre Zyngier	III	56	Director	2025	2026	—

Non-Continuing Director
Andrew Geisse	II	68	Director	2023	2025	—

(1)
Member of audit committee
(2)
Member of compensation committee
(3)
Member of nominating and corporate governance committee

Nominees for Director

Suzie Doran. Ms. Doran has served on our board of directors since September 2023. She is a partner at SingerLewak, an accounting firm, where she has served since 2008. Prior to joining SingerLewak, Ms. Doran was a senior manager at Grant Thornton, LLP from 2004 to 2008, and previously worked at PwC from 1997 to 2004. Ms. Doran currently serves as the governance chair of the board of directors of PrimeGlobal and is the incoming chair of the board of directors of ACG Global. Ms. Doran received a B.A. in English and Economics with an emphasis in accounting from the University of California at Santa Barbara.

We believe that Ms. Doran is qualified to serve as a member of our board of directors based on her strong background in accounting and corporate finance and extensive experience advising public and private companies and boards, including working directly with audit committees in her capacity as an audit partner.

James Micali. Mr. Micali has served on our board of directors since October 2017. He has been the Principal of Micali Advisory Services since October 2008. Mr. Micali has also been a member and limited partner of Azalea Fund III since 2008 and Azalea Fund IV since 2014, each of private equity firm Azalea Capital LLC. He served as Chairman and President of Michelin North America, Inc. from 1996 until his retirement in 2008. Following his retirement, Mr. Micali stayed on as a consultant to Michelin through 2009. From 1977 through 1996 he served in several positions at Michelin North America, Inc., including General Counsel and Executive Vice President of Legal and Finance. Mr. Micali currently serves as a member of the board of directors of American Tire Distributors, Inc., a privately held company in the automotive parts and supplies industry. He previously served as a member of the board of directors of Sonoco Products Company, a packing solutions company, from 2003 through June 2022, including service on Sonoco Products Company’s audit committee and nominating and governance committee. Previously, he served on the board of directors of SCANA Corporation, Lafarge North America and Ritchie Bros. Auctioneers. Mr. Micali also previously served as a director of the South Carolina Ports Authority and chair of the South Carolina Chamber of Commerce. He received his B.A. from Lake Forest College and his J.D. from Boston College Law School.

We believe that Mr. Micali is qualified to serve as a member of our board of directors based on his extensive leadership experience in the automotive industry and corporate governance experience as a director of both privately-held and public companies.

Continuing Directors

Matthew Booth. Mr. Booth has served on our board of directors and as our Chief Executive Officer since August 2022. He has also served in several other roles at Urgent.ly since he joined the Company in 2018, including as Chief Strategy Officer from January 2019 to April 2019 and as Strategic Advisor from August 2018 to January 2019. Prior to joining Urgent.ly, Mr. Booth served as CEO and as an advisor at Connectivity, a customer intelligence solutions company, from July 2013 to July 2018 and in various roles at BIA Kelsey, a media research and consulting firm, from March 2006 to June 2013, including as Chief Strategy Officer and most recently as an advisor from July 2013 to March 2015. Mr. Booth received his B.S. in Business (Finance) from Babson College.

We believe that Mr. Booth is qualified to serve as a member of our board of directors based on his extensive experience in the software and technology space, his operational expertise and his leadership as our Chief Executive Officer.

Gina Domanig. Ms. Domanig has served on our board of directors since January 2020. She is currently the Managing Partner and CEO at Emerald Technology Ventures AG, a clean technology venture capital business that she founded in January 2000 (at that time, part of Sustainable Asset Management AG). Ms. Domanig was previously the Head of Mergers and Acquisitions at Sulzer AG, a Swiss industrial engineering and manufacturing firm, from 1990 to 2000. Ms. Domanig currently serves as a member of the board of directors of several privately-held, Emerald Technology Ventures portfolio companies, including Actnano Inc. and GeoDigital International Inc. Ms. Domanig also currently serves as a board member of Mobiliar Genossenschaft, a Swiss insurance company, and as Executive Co-Chair of Innovation at the World Energy Council. Ms. Domanig received her B.A. in Finance from Arizona State University and her MBA from the Thunderbird School of Global Management at Arizona State University and ESADE in Barcelona, Spain.

We believe that Ms. Domanig is qualified to serve on our board of directors due to her extensive experience in the industrial sector and her experience with investments in technology companies.

Ryan Pollock. Mr. Pollock has served on our board of directors since November 2019. Mr. Pollock has been the Founder and Managing Partner of Unifi Ventures, LLC, a venture capital firm, since January 2025. He has also served as Managing Partner at Iron Gate Capital, LLC, a venture capital and private equity firm, since March 2013. Prior to joining Iron Gate Capital, LLC, Mr. Pollock was a managing director at Meritage Funds, a venture capital and private equity firm, from 2004 to 2013 and held several management positions at Investec Asset Management, a global investment company, from 1995 to 2002. Mr. Pollock currently serves as a member of the board of directors of several privately-held companies, including Liqid, Inc., RemoteLock, and HZO. He previously served as a member of the board of directors of Nogin, as well as Acustream, Integrated, Kapost and Central Logic. Mr. Pollock received his B.B.S. in Finance from the University of Cape Town in South Africa, a Diploma in Social Studies in International Economics, Politics and Philosophy from Oxford University and his MBA with a specialization in Venture Capital from the University of Texas at Austin.

We believe that Mr. Pollock is qualified to serve as a member of our board of directors based on his leadership experience, particularly in growth-stage companies.

Alexandre Zyngier. Mr. Zyngier has served on our board of directors since January 2025. Mr. Zyngier has served as the Managing Director and Founder of Batuta Capital Advisors LLC, a private investment and advisory firm, since 2013. He currently serves as a member of the board of directors of Beyond Meat Inc., a producer of plant based meat alternatives, Lazydays Holdings Inc., a recreational vehicle (RV) dealership group, Unifin Financiera SAB de CV, a Mexican finance company, Nu Ride Inc., a reorganized company pursuing certain caused of action and potential combinations or acquisitions, Slam Corp, a special purpose acquisition company, COFINA Puerto Rico, the taxing authority of Puerto Rico, Atari SA, a video game company, and certain other private entities. Mr. Zyngier previously served on the board of directors of Arrival SA, an electric vehicle manufacturer, Appvion Holding Corp, a private paper and packaging company, GT Advanced Technologies Inc., a private advanced materials company, Torchlight Energy Resources Inc., a public exploration and production company, Eileen Fisher Inc., a private retail company, AudioEye, Inc, a public software company, and certain other public and private companies. Mr. Zyngier received his MBA in Finance and Accounting from the University of Chicago.

We believe that Mr. Zyngier is qualified to serve on our board of directors based on his investment experience and corporate governance experience as a director of both privately-held and public companies.

Non-Continuing Director

Andrew Geisse. Mr. Geisse has served on our board of directors since October 2023. He has been an Operating Partner of Bessemer Venture Partners since 2015 and has over 40 years of experience working in the technology industry. Mr. Geisse is the former CEO of AT&T Business Solutions, former CEO of ATT’s wireline business, former CEO of various wireless companies and the former CIO of AT&T, Inc. Mr. Geisse is currently serving as the Cybersecurity Commissioner for the Global Tech Security Commission sponsored by the Krach Institute at Purdue. He previously served as a member of the board of directors of RM2, a smart, reusable pallet company, from 2018 to April 2024, as a member of the board of directors of Otonomo from 2016 to October 2023, as a member of the board of directors of BroadSoft from 2015 until its acquisition by Cisco Systems, Inc. in 2018, and he previously served as a member of the board of directors of FixStream, an artificial intelligence platform for information technology operations, and iSight Partners, a cybersecurity company. Mr. Geisse holds a B.A. in Mathematics and Economics from the University of Missouri and an executive M.B.A. from the Olin School of Business at Washington University. Mr. Geisse also attended Carnegie Mellon University for a six week management course.

Director Independence

Our common stock is listed on Nasdaq. As a company listed on Nasdaq, we are required to maintain a board composed of a majority of independent directors as determined affirmatively by our board. Under Nasdaq listing rules, a director will only qualify as an independent director if, in the opinion of that listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation, and nominating and corporate governance committees be independent.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq listing rules applicable to audit committee members. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing rules applicable to compensation committee members.

Our board of directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning their background, employment, and affiliations, our board of directors has determined that Mses. Domanig and Doran and Messrs. Geisse, Micali, Pollock and Zyngier, representing six of our seven directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is an “independent director” as defined under the listing standards of Nasdaq. Mr. Booth is not considered to be an independent director because of his position as our Chief Executive Officer and therefore has a material relationship with us.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section titled “Related Party Transactions.”

There are no family relationships among any of our directors, director nominees, or executive officers.

Board Leadership Structure

Our corporate governance framework provides our board flexibility to determine the appropriate leadership structure for the Company, and whether the roles of Chairman and Chief Executive Officer should be separated or combined. In making this determination, our board considers many factors, including the needs of the business, our board’s assessment of its leadership needs from time to time, and the best interests of our stockholders.

Our board of directors is currently chaired by Mr. Micali. As a general policy, our board of directors believes that separation of the positions of Chairman of our board of directors and Chief Executive Officer reinforces the independence of our board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As such, Mr. Booth serves as our Chief Executive Officer while Mr. Micali serves as the Chairman of our board of directors and is not an officer of the Company. We currently expect and intend the positions of Chairman of our board of directors and Chief Executive Officer to continue to be held by two individuals in the future.

Role of Board of Directors in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management, including risks from cybersecurity threats. Consistent with this approach, our board of directors reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board of directors meeting, receives reports on all significant committee activities at each regular board of directors meeting, and evaluates the risks inherent in significant transactions. As part of this approach, our board of directors considers both the materiality of a risk and its likelihood in making strategic decisions and helping management to prioritize resources.

In addition, our board of directors has tasked designated standing committees with oversight of certain categories of risk management. Our audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and also, among other things, discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our compensation committee assesses risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking. Our nominating and corporate governance committee assesses risks relating to our corporate governance practices, the independence of the board of directors and potential conflicts of interest. These committees provide regular reports on the Company’s risk management efforts to the full board of directors.

Our board of directors and its committees also engage outside advisors and experts from time to time to assist in understanding threats, trends, and our risk environment in general. Our board of directors believes its current leadership structure supports the risk oversight function of the board of directors.

Committees of our Board of Directors

Our board of directors has established the following standing committees of the board of directors: audit committee; compensation committee; and nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors is described below.

Audit Committee

The current members of our audit committee are Ms. Doran and Messrs. Micali and Pollock. Ms. Doran is the chairperson of our audit committee. Our board of directors has determined that each member of our audit committee meets the requirements for independence of audit committee members under the rules and regulations of the SEC and the listing standards of Nasdaq, and also meets the financial literacy requirements of the listing standards of Nasdaq. Our board of directors has determined that Ms. Doran is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K. Our audit committee is responsible for, among other things:

•
selecting, retaining, compensating, evaluating, overseeing and, where appropriate, terminating our independent registered public accounting firm;
•
reviewing and approving the scope and plans for the audits and the audit fees and approving all non-audit and tax services to be performed by the independent auditor;
•
evaluating the independence and qualifications of our independent registered public accounting firm;

•
reviewing our financial statements, and discussing with management and our independent registered public accounting firm the results of the annual audit and the quarterly reviews;
•
reviewing and discussing with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;
•
discussing with management our procedures regarding the presentation of our financial information, and reviewing earnings press releases and guidance;
•
overseeing the design, implementation and performance of our internal audit function, if any;
•
setting hiring policies with regard to the hiring of employees and former employees of our independent auditor and overseeing compliance with such policies;
•
reviewing, approving and monitoring related party transactions;
•
adopting and overseeing procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
•
reviewing and discussing with management and our independent auditor the adequacy and effectiveness of our legal, regulatory and ethical compliance programs;
•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•
overseeing our policies on risk assessment and risk management;
•
overseeing compliance with our code of conduct;
•
reviewing related party transactions; and
•
reviewing and discussing with management and our independent auditor our guidelines and policies to identify, monitor and address enterprise risks.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our audit committee is available on our website at investors.geturgently.com. During 2024, our audit committee held five meetings.

Compensation Committee

The current members of our compensation committee are Ms. Domanig and Messrs. Geisse and Micali. Ms. Domanig is the chairperson of our compensation committee. Our board of directors has determined that each member of the compensation committee meets the requirements for independence for compensation committee members under the rules and regulations of the SEC and the listing standards of the Nasdaq. Each member of the compensation committee is also a non-employee director, as defined under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”). Our compensation committee is responsible for, among other things:

•
reviewing, approving or making recommendations to our board of directors regarding, the compensation of our executive officers, including our Chief Executive Officer;

•
reviewing, approving and administering our equity compensation plans;
•
establishing and reviewing the compensation plans and programs of our employees , and ensuring that they are consistent with our general compensation strategy;
•
making recommendations to our board of directors regarding non-employee director compensation; and
•
approving or making recommendations to the board of directors regarding the creation or revision of any clawback policy.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our compensation committee is available on our website at investors.geturgently.com. During 2024, our compensation committee held three meetings.

Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are Ms. Domanig and Mr. Micali. Mr. Micali is the chairperson of our nominating and corporate governance committee. Our board of directors has determined that each of the members of the nominating and corporate governance committee meets the requirements for independence for nominating and corporate governance committee members under the listing standards of Nasdaq. Our nominating and corporate governance committee is responsible for, among other things:

•
reviewing and assessing and making recommendations to the board of directors regarding desired qualifications, expertise and characteristics sought of board members;
•
identifying, evaluating, selecting or making recommendations to our board of directors regarding nominees for election to our board of directors;
•
developing policies and procedures for considering stockholder nominees for election to the board of directors;
•
reviewing our succession planning process for our Chief Executive Officer and any other members of our executive management team;
•
reviewing and making recommendations to the board of directors regarding the composition, organization and governance of the board of directors and its committees;
•
making recommendations to the board of directors regarding non-employee director compensation;
•
reviewing and making recommendations to our board of directors regarding our corporate governance guidelines and corporate governance framework;
•
overseeing director orientation for new directors and continuing education for our directors;
•
overseeing the evaluation of the performance of the board of directors and its committees;

•
reviewing and monitoring compliance with our code of business conduct and ethics, and reviewing conflicts of interest of our board members and officers other than related party transactions reviewed by our audit committee; and
•
administering policies and procedures for communications with the non-management members of the board of directors.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at investors.geturgently.com. During 2024, our nominating and corporate governance committee held three meetings.

Attendance at Board and Stockholder Meetings

During 2024, our board of directors held eight meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (1) the total number of meetings of the board of directors held during the period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our board of directors at the annual meetings of stockholders, we encourage, but do not require, directors to attend. All of our directors at that time attended the 2024 annual meeting of stockholders.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale and/or other disposition of our securities by our directors, officers, employees and other covered persons. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards of Nasdaq applicable to the Company. In addition, with regard to the Company's trading of its own securities, it is our policy to comply with federal securities laws and applicable exchange listing requirements. A copy of our Insider Trading Policy is filed as an exhibit to our annual report.

Practices with Regard to Timing of Equity Awards

Our board of directors and compensation committee do not take material nonpublic information into account when determining the timing and terms of equity grants. We do not have a policy or practice to time stock options based on the release of material nonpublic information. We did not grant stock options or stock appreciation rights to any of our named executive officers in 2024.

Hedging and Stock Trading Policies

Our Insider Trading Policy, among other things, prohibits our directors, officers, employees, consultants, contractors and advisors from engaging in short sales, transactions in publicly-traded options (such as puts and calls) and other derivative securities relating to our common stock. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities.

Pledging Policy

Our Insider Trading Policy prohibits the holding of our common stock in margin accounts and pledging the Company’s securities as collateral for any loan or as part of any other pledging transaction.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board of directors committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee considers the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors and other director qualifications. Our board of directors has established minimum qualifications for board of directors members, including, the highest personal and professional ethics and integrity, proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, skills that are complementary to those of the existing board of directors, the ability to assist and support management and make significant contributions to our success, and an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities. Additionally, the nominating and corporate governance committee considers the current size and composition of the board of directors and the background, independence, area of expertise, length of service, potential conflicts of interest, other commitments and the like, including as required by applicable laws, rules, regulations or listing rules regarding board of directors composition in its consideration of candidates. Although our board of directors does not maintain a specific policy with respect to board of directors diversity, our board of directors believes that the board of directors should be a diverse body, and the nominating and corporate governance committee considers a broad range of perspectives, backgrounds and experiences.

If our nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating and corporate governance committee, board of directors or management.

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board of directors.

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee will consider recommendations and nominations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation and bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our bylaws and corporate governance guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to Urgent.ly Inc., 44927 George Washington Blvd, Suite 265, Office 209, Ashburn, VA 20147, Attention: Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our bylaws and the rules and regulations of the SEC and should be sent in writing to our Secretary at the address above. To be timely for our 2026 annual meeting of stockholders (our “2026 annual meeting”), nominations must be received by our Secretary observing the deadlines discussed in the section titled “Other Matters-Stockholder Proposals or Director Nominations for 2026 Annual Meeting.”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our Secretary by mail to our principal executive offices at Urgent.ly Inc., 44927 George Washington Blvd, Suite 265, Office 209, Ashburn, VA 20147. Our Secretary, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our board of directors to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our board of directors or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our Secretary will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the board of directors or the lead independent director (if one is appointed). These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Corporate Governance Guidelines and Code of Conduct

Our board of directors has adopted corporate governance guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our board of directors and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a code of conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive and senior financial officers. The full text of our corporate governance guidelines and code of conduct are available on our website at investors.geturgently.com. We will post amendments to our code of conduct or any waivers of our code of conduct for directors and executive officers on the same website.

Outside Director Compensation

Our board of directors adopted an outside director compensation policy (the “Director Compensation Policy”) for our outside directors that became effective as of October 19, 2023, and was subsequently amended on January 23, 2025 (the “A&R Effective Date”) to set the number of shares subject to Initial Awards and Annual Awards (each, as defined below) to be a fixed number of shares, as described below. The Director Compensation Policy was developed and amended with input from Pearl Meyer regarding practices and compensation levels at comparable companies. The Director Compensation Policy was designed to attract, retain, and reward outside directors.

Under the Director Compensation Policy, each outside director will receive the cash and equity compensation for board services described below. We also will reimburse our outside directors for reasonable, customary, and documented travel expenses to meetings of our Board or its committees and other expenses. Directors who are also our employees receive no additional compensation for their service as directors.

Maximum Annual Compensation Limit

The Director Compensation Policy includes a maximum annual limit of $750,000 of cash compensation and equity compensation awards that may be paid, issued, or granted to an outside director in any fiscal year (increased to $1,000,000 in the outside director’s initial year of service as an outside director). For purposes of this limitation, the grant date fair value is determined in accordance with GAAP. Any cash compensation or equity awards granted under the 2023 Equity Incentive Plan (the “2023 Plan”) to an outside director for his or her services as an employee, or for his or her services as a consultant (other than as an outside director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our outside directors.

Cash Compensation

Outside directors are entitled to receive the following cash compensation for their service under the Director Compensation Policy:

•
$50,000 per year for service as a board member;
•
$20,000 per year for service as board chair or lead independent director;
•
$20,000 per year for service as chair of the audit committee;
•
$10,000 per year for service as member of the audit committee;
•
$12,000 per year for service as chair of the compensation committee;
•
$6,000 per year for service as member of the compensation committee;
•
$10,000 per year for service as chair of the nominating and corporate governance committee; and
•
$5,000 per year for service as member of the nominating and corporate governance committee.

Each outside director who serves as the chair of a committee will receive only the annual cash fee as the chair of the committee, and not the additional annual cash fee as a member of the committee. All cash payments to outside directors are paid quarterly in arrears on a pro-rated basis.

Equity Compensation

In the event of a “change in control” (as defined in the 2023 Plan), each outside director’s outstanding awards will fully vest, provided that the outside director continues to be an outside director through the date of the change in control.

Initial Award

Each person who first became an outside director prior to the A&R Effective Date automatically received an initial award of restricted stock units (“RSUs”) covering a number of shares of our common stock with a Value (as defined below) equal to $300,000 (the “Initial Award”). Each person who first becomes an outside director following the A&R Effective Date will automatically receive an Initial Award of RSUs covering 1,666 shares of our common stock. The Initial Award will vest in equal 1/3rd installments on each of the first three anniversaries of its date of grant, subject to the outside director continuing to be a service provider through the applicable vesting date. If the person was a member of our board of directors and also an employee, becoming an outside director due to termination of employment will not entitle them to an Initial Award.

For purposes of an Initial Award and an Annual Award, “Value” means the thirty (30) trading day volume weighted average stock price for the thirty (30) trading days prior to the applicable grant date.

Annual Award

Prior to the A&R Effective Date, each outside director automatically received, on the date of each annual meeting of our stockholders, an annual award of RSUs covering a number of shares of our common stock with a Value equal to $150,000 (the “Annual Award”). Following the A&R Effective Date, each outside director will automatically receive, on the date of each annual meeting of our stockholders following the A&R Effective Date, an Annual Award of RSUs covering 833 shares of our common stock. Annual Awards will vest on the earlier of the one-year anniversary of its date of grant or the day prior to the date of the next annual meeting of stockholders following its date of grant, subject to the outside director continuing to be a service provider through the applicable vesting date.

Effective Date Award

Each outside director received, on the effective date of the registration statement in connection with the direct listing of the Company’s securities, an award of RSUs (an “Effective Date Award”) covering 1,180 shares of our common stock. The Effective Date Award vests in three equal annual installments beginning on October 19, 2024, subject to the outside director continuing to be a service provider through the applicable vesting date.

Director Compensation for Fiscal Year 2024

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our board of directors, for the fiscal year ended December 31, 2024 pursuant to the terms of the Director Compensation Policy in effect for the fiscal year ended December 31, 2024. Directors who are also our employees receive no additional compensation for their service as directors. During 2024, Mr. Booth was an employee and executive officer and therefore, did not receive compensation as a director. See “Executive Compensation” for additional information regarding Mr. Booth’s compensation.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)(1)	Total ($)
Gina Domanig	67,000	129,124.40	196,124.40
Suzie Doran	70,000	129,124.40	199,124.40
Andrew Geisse (2)	60,000	129,124.40	189,124.40
James Micali	86,000	129,124.40	215,124.40
Ryan Pollock	60,000	129,124.40	189,124.40

Benjamin Volkow (3)	56,000	129,124.40	185,124.40
Alexandre Zyngier (4)	—	—	—

(1)
The amounts reported represent the aggregate grant date fair value of the RSUs calculated in accordance with FASB ASC Topic 718. The amounts reported in this column reflect the accounting cost for the RSUs and do not necessarily correspond to the actual value that may be recognized by each director. For a discussion of how we calculate stock-based compensation expense, see Note 13 to our consolidated financial statements included in our annual report.
(2)
Mr. Geisse has served as a member of our board of directors since 2023 and his term will end upon the commencement of the 2025 annual meeting.
(3)
Mr. Volkow resigned from our board of directors effective September 30, 2025.
(4)
Mr. Zyngier was appointed to serve on our board of directors effective January 23, 2025.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2024:

Name	Grant Date	Number of Shares Underlying Outstanding Stock Awards(1)	Number of Shares Underlying Outstanding Stock Options
Gina Domanig	10/19/2023	787(2)	—
	6/26/2024	6,443(3)	—
Suzie Doran	10/19/2023	787(2)	—
	6/26/2024	6,443(3)	—
Andrew Geisse (4)	10/19/2023	787(2)	—
	6/26/2024	6,443(3)	—
James Micali	10/19/2023	787(2)	—
	6/26/2024	6,443(3)	—
Ryan Pollock	10/19/2023	787(2)	—
	6/26/2024	6,443(3)	—
Benjamin Volkow (5)	10/19/2023	787(2)	—
	6/26/2024	6,443(3)	—
Alexandre Zyngier (6)	—	—	—

(1)
Equity awards granted pursuant to our 2023 Plan.
(2)
These RSUs represent Effective Date Awards. The remaining RSUs vest in two equal annual installments beginning on October 19, 2025, subject to the outside director continuing to be a service provider through the applicable vesting date.
(3)
These RSUs represent Annual Awards, which vested on June 26, 2025, subject to the outside director continuing to be a service provider through the applicable vesting date.
(4)
Mr. Geisse has served as a member of our board of directors since 2023 and his term will end upon the commencement of the 2025 annual meeting.
(5)
Mr. Volkow resigned from our board of directors effective September 30, 2025, and 787 RSUs were forfeited in connection with his resignation.
(6)
Mr. Zyngier was appointed to serve on our board of directors effective January 23, 2025.

PROPOSAL NO. 1:

ELECTION OF CLASS II DIRECTORS

Our board of directors currently consists of seven directors. Andrew Geisse, who currently serves as a Class II director, is not standing for re-election at the 2025 annual meeting. The size of our board of directors will be automatically reduced to six directors effective immediately upon the convening of the 2025 annual meeting. We have a classified board of directors consisting of three classes of approximately equal size, each serving staggered three-year terms. At each annual meeting of stockholders, directors of our board of directors will be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the Delaware General Corporation Law.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Suzie Doran and James Micali as nominees for election as Class II directors at the annual meeting. If elected, each of Ms. Doran and Mr. Micali will serve as a Class II director until the 2028 annual meeting of stockholders and until their respective successor is elected and qualified or until his or her earlier death, resignation, or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Ms. Doran and Mr. Micali have also agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee designated by the present board of directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present virtually or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Board of Directors Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed CohnReznick as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025. CohnReznick has served as our independent registered public accounting firm since 2015.

At the annual meeting, we are asking our stockholders to ratify the appointment of CohnReznick as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our audit committee is submitting the appointment of CohnReznick to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of CohnReznick, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of CohnReznick, then our audit committee may reconsider the appointment. A representative of CohnReznick is not expected to be present at the annual meeting, and accordingly will not have an opportunity to make a statement or be available to respond to questions from our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services billed to us by CohnReznick for the fiscal years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees(1)	$592,387	$1,468,853
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$592,387	$1,468,853

(1)
“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements and services performed in connection with registration statements or other regulatory filings with the SEC, including consents. During the years ended December 31, 2024 and 2023, $157,803 and $402,977, respectively, of audit fees were billed in connection with the reviews of quarterly condensed consolidated financial statements. For the year ended December 31, 2023, $485,645 of the audit fees were billed in connection with the acquisition of Otonomo and direct listing of our common stock.

Auditor Independence

In our fiscal years ended December 31, 2024 and 2023, there were no other professional services provided by CohnReznick, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of CohnReznick.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All services provided by CohnReznick for our fiscal years ended December 31, 2024 and 2023 were approved by our audit committee.

Vote Required

The ratification of the appointment of CohnReznick as our independent registered public accounting firm for our fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the annual meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal.

Board of Directors Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2025.

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the board of directors comprised solely of independent directors as required by Nasdaq listing rules and the SEC rules and regulations. The audit committee operates under a written charter adopted by the board of directors. This written charter is reviewed annually for changes, as appropriate.

With respect to Urgent.ly’s financial reporting process, Urgent.ly’s management is responsible for establishing and maintaining internal controls and preparing Urgent.ly’s consolidated financial statements. Urgent.ly’s independent registered public accounting firm, CohnReznick, is responsible for performing an independent audit of Urgent.ly’s consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare Urgent.ly’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited consolidated financial statements with management and CohnReznick;
•
discussed with CohnReznick the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•
received the written disclosures and the letter from CohnReznick required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with CohnReznick its independence.

Based on the review and discussions noted above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in Urgent.ly’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Suzie Doran (Chair)

James Micali

Ryan Pollock

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Urgent.ly under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent Urgent.ly specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of November 6, 2025.

Name	Age	Position
Matthew Booth	54	Chief Executive Officer and Director

For the biography of Mr. Booth, see “Continuing Directors.”

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

To achieve our goals, we have designed, and intend to modify as necessary, our compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving these goals.

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Our compensation committee reviews and approves corporate goals and objectives relating to the compensation of our Chief Executive Officer and other executive officers, evaluates the performance of our Chief Executive Officer and other executive officers in light of those goals and objectives and determines and approves the compensation of our Chief Executive Officer based on such evaluation.

The compensation committee is authorized to retain the services of one or more executive compensation and benefits consultants or other outside experts or advisors as it sees fit, in connection with the establishment of our compensation programs and related policies. During the fiscal year ended December 31, 2024, our compensation committee, on behalf of our board of directors, retained Pearl Meyer to provide it with market information, analysis, and other advice relating to executive and director compensation on an ongoing basis. Pearl Meyer does not provide any non-compensation related services to us.

Our named executive officers, consisting of our principal executive officer and our only other executive officer, as of December 31, 2024, were:

•
Matthew Booth, our Chief Executive Officer and Director; and
•
Timothy Huffmyer, our Former Chief Financial Officer.

Mr. Huffmyer served as our Chief Financial Officer during fiscal 2024 and for a portion of fiscal 2025, until June 6, 2025. Given Mr. Huffmyer’s service as our Chief Financial Officer for fiscal 2024, Mr. Huffmyer is included as a named executive officer for the purposes of this Proxy Statement in compliance with applicable disclosure requirements; however, any references to “named executive officers” that relate to events, actions, decisions, or other matters that occurred after Mr. Huffmyer’s service as our Chief Financial Officer ceased should be read to exclude Mr. Huffmyer unless specifically noted.

Summary Compensation Table

The following table sets forth information regarding the compensation reportable for our named executive officers for the years ended December 31, 2024 and 2023, as determined under SEC rules.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Matthew Booth Chief Executive Officer	2024	503,846	108,623	—	464(2)	612,934
	2023	380,000	1,820,185	350,000	—	2,550,185
Timothy Huffmyer Former Chief Financial Officer	2024	403,077	85,755	—	14,048(3)	502,880
	2023	360,000	1,651,301	200,000	13,200(4)	2,224,501

(1)
The amount reported represents the aggregate grant-date fair value of the RSUs awarded to the named executive officer in 2024, calculated in accordance with ASC 718. These amounts do not reflect the actual economic value that may be realized by the named executive officer.
(2)
Represents Company payment of life insurance premiums.
(3)
Consists of (i) Company payment of life insurance premiums in the amount of $248 and (ii) a 401(k) matching contribution by the Company of $13,800.
(4)
Represents a 401(k) matching contribution by the Company.

Outstanding Equity Awards at Fiscal 2024 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2024:

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)(2)
Matthew Booth	4/2/2019	92 (3)	—	1,015.20	4/1/2029	—	—
	2/5/2020	199 (3)	—	1,069.20	2/4/2030	—	—
	12/15/2020	254 (3)	—	1,490.40	12/14/2030	—	—
	10/19/2023	—	—	—	—	7,233 (4)	44,268
	11/17/2023	—	—	—	—	9,375 (5)	57,375
	11/7/2024	—	—	—	—	15,833 (6)	96,900
Timothy Huffmyer	7/15/2021	92 (3)	—	1,490.40	7/14/2031	—	—
	9/23/2021	265 (7)	59	1,490.40	9/22/2031	—	—
	10/19/2023	—	—	—	—	7,233 (4)	44,268
	11/17/2023	—	—	—	—	6,875 (5)	42,075
	11/7/2024	—	—	—	—	12,500 (6)	76,500

(1)
The options were granted pursuant to our 2013 Equity Incentive Plan.
(2)
The market value of RSUs granted under our 2023 Plan is based on the closing price of our common stock on December 31, 2024 of $6.12.
(3)
Shares subject to the option are fully vested and immediately exercisable. With respect to Mr. Huffmyer, these options were forfeited on September 6, 2025, three months after his resignation.
(4)
The remaining RSUs vest in two equal annual installments beginning on February 20, 2025. With respect to Mr. Huffmyer, 3,617 of these RSUs were forfeited in connection with his resignation, effective June 6, 2025.
(5)
The remaining RSUs vest in three equal annual installments beginning on October 19, 2025. With respect to Mr. Huffmyer, these RSUs were forfeited in connection with his resignation, effective June 6, 2025.
(6)
The RSUs vest in four equal annual installments beginning on November 7, 2025. With respect to Mr. Huffmyer, these RSUs were forfeited in connection with his resignation, effective June 6, 2025.
(7)
These options were forfeited on September 6, 2025, three months after Mr. Huffmyer’s resignation.

Executive Employment Arrangements

Matthew Booth

We have entered into an amended and restated executive employment agreement dated January 27, 2025 (the “Booth Employment Agreement”) with Mr. Booth, which amended and restated his prior employment agreement to modify his change in control and severance benefits to reflect the terms described below. The Booth Employment Agreement has no specific term and provides that Mr. Booth is an at-will employee. Mr. Booth is eligible for an annual base salary of $500,000 and a target annual bonus opportunity of up to $350,000. The Booth Employment Agreement contains customary confidentiality, non-solicitation and intellectual property assignment provisions.

In the event that Mr. Booth’s employment with us is terminated without “cause” (as defined in the Booth Employment Agreement) or Mr. Booth resigns with “good reason” (as defined in the Booth Employment Agreement) (such a termination either without “cause” or for “good reason,” a “Booth

Involuntary Termination”) other than within three months prior to or 12 months following the effective date of a “change in control” (as defined in the Booth Employment Agreement) (the “Booth change in control period”), Mr. Booth will be eligible for:

•
continuing payment of (x) his then-current base salary for a period of 12 months plus (y) his target bonus assuming target performance, less all applicable withholdings and deductions; and
•
paid coverage under our group health plans for up to 6 months.

In the event of a Booth Involuntary Termination within the Booth change in control period, Mr. Booth will be eligible for the payments and benefits described above, provided that the cash severance shall be multiplied by two (2) and paid in a lump sum, and accelerated vesting and exercisability of all of his outstanding equity awards. Pursuant to the Booth Employment Agreement, the foregoing severance benefits are subject to Mr. Booth signing, delivering and not revoking a separation agreement that includes, among other terms, an effective general release of claims in our favor and in favor of our affiliates and representatives, in the form presented by us within the time in such separation agreement, which shall be no longer than 60 days following the date of his termination of service.

Timothy Huffmyer

We have entered into a second amended and restated executive employment agreement dated January 27, 2025 (the “Huffmyer Employment Agreement”) with Mr. Huffmyer, which amended and restated his prior employment agreement to modify his change in control and severance benefits to reflect the terms described below. The Huffmyer Employment Agreement has no specific term and provides that Mr. Huffmyer is an at-will employee. Mr. Huffmyer is eligible for an annual base salary of $400,000 and a target annual bonus opportunity of up to $200,000. The Huffmyer Employment Agreement contains customary confidentiality, non-solicitation and intellectual property assignment provisions.

In the event that Mr. Huffmyer’s employment with us was terminated without “cause” (as defined in the Huffmyer Employment Agreement) or Mr. Huffmyer resigned with “good reason” (as defined in the Huffmyer Employment Agreement) (such a termination either without “cause” or for “good reason,” a “Huffmyer Involuntary Termination”) other than within three months prior to or 12 months following the effective date of a “change in control” (as defined in the Huffmyer Employment Agreement) (the “Huffmyer change in control period”), Mr. Huffmyer was eligible for:

•
continuing payment of (x) his then-current base salary for a period of 12 months plus (y) his target bonus assuming target performance, less all applicable withholdings and deductions; and
•
paid coverage under our group health plans for up to 6 months.

If Mr. Huffmyer was subject to a Huffmyer Involuntary Termination within the Huffmyer change in control period, Mr. Huffmyer would be eligible for the payments and benefits described above, provided that the cash severance shall be multiplied by two (2) and paid in a lump sum, and accelerated vesting and exercisability of all of his outstanding equity awards. Pursuant to the Huffmyer Employment Agreement, the foregoing severance benefits were subject to Mr. Huffmyer signing, delivering and not revoking a separation agreement that includes, among other terms, an effective general release of claims in our favor and in favor of our affiliates and representatives, in the form presented by us within the time in such separation agreement, which shall be no longer than 60 days following the date of his termination of service. Mr. Huffmyer voluntarily resigned his employment with the Company, effective June 6, 2025, and is no longer eligible to receive severance benefits under the Huffmyer Employment Agreement.

In connection with Mr. Huffmyer’s termination of employment, we entered into an advisor agreement dated June 6, 2025, as extended on November 14, 2025 (the “Advisor Agreement”) with Mr. Huffmyer. Pursuant to the Advisor Agreement, Mr. Huffmyer will provide certain transitional services to the Company until the earlier of (i) January 31, 2026 and (ii) termination of the Advisor Agreement by the Company. Mr. Huffmyer will receive $250.00 per hour for up to four hours per week during this period as compensation for his services.

Non-Equity Incentive Compensation

Our named executive officers were eligible for non-equity incentive compensation in accordance with our 2024 bonus program. After consideration of performance against Company metrics, our board of directors determined that no bonus would be payable to our named executive officers under our 2024 bonus program.

Restricted Stock Unit Awards

In November 2024, our named executive officers received awards of RSUs granted under the 2023 Plan. The vesting terms of the awards are set forth in the “Outstanding Equity Awards at Fiscal 2024 Year-End” table above.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis (the “401(k) Plan”). 401(k) Plan participants are able to defer eligible compensation on a pre-tax or after tax (Roth) basis, subject to applicable annual Code limits. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2024.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(1)	181,726 (2)	$1,194.92 (3)	17,077 (4)
Total

(1)
Includes the 2023 Plan and the 2023 Employee Stock Purchase Plan (the “ESPP”).
(2)
Includes 181,679 shares subject to options and RSUs that were outstanding as of December 31, 2024 that were issued under the 2023 Plan.
(3)
RSUs, which do not have an exercise price, are excluded from the calculation of weighted-average exercise price.
(4)
Our 2023 Plan provides that the number of shares available for issuance under the 2023 Plan will automatically be increased on the first day of each fiscal year beginning on January 1, 2024, in an amount equal to the least of (i) 46,106 shares, (ii) 12.5% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as our board of directors may determine. The number of shares of common stock available for grant and issuance under the ESPP is subject to an annual increase on the first day of each fiscal year beginning on January 1, 2024 equal to the least of (a) 9,221 shares, (b) 2% of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year or (c) such other amount as our board of directors may determine.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of November 6, 2025 by:

•
each of our named executive officers;
•
each of our directors;
•
all of our executive officers and directors as a group; and
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated, to our knowledge, the persons or entities identified in the table have sole voting power and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 2,180,417 shares of our common stock outstanding as of November 6, 2025. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of November 6, 2025 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of November 6, 2025, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each person or entity listed in the table is c/o Urgent.ly Inc., 44927 George Washington Blvd, Suite 265, Office 209, Ashburn, VA 20147. The information provided in the table is based on our records and information provided to us, except where otherwise noted.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
Matthew Booth (1)	14,273	*
Timothy Huffmyer (2)	2,350	*
Gina Domanig (3)	7,229	*
Suzie Doran (4)	7,229	*
Andrew Geisse (5)	22,135	1.0%
James Micali (6)	7,229	*
Ryan Pollock (7)	7,885	*
Alexandre Zyngier	—	—
All directors and executive officers as a group (8 persons)(8)	68,330	3.1%

* Represents less than 1%.

(1)
Consists of (i) 9,769 shares held of record by Mr. Booth and (ii) 4,504 shares issuable upon option exercise within 60 days of November 6, 2025.
(2)
Consists of 2,350 shares held of record by Mr. Huffmyer.
(3)
Consists of 7,229 shares held of record by Ms. Domanig.
(4)
Consists of 7,229 shares held of record by Ms. Doran.
(5)
Consists of (i) 7,229 shares held of record by Mr. Geisse and (ii) 14,906 shares held of record by Andrew M. and Jane S. Geisse 2000 Trust for which Mr. Geisse serves as trustee.

(6)
Consists of 7,229 shares held of record by Mr. Micali.
(7)
Consists of 7,885 shares held of record by Mr. Pollock. The address for Mr. Pollock is 842 W. South Boulder Road, Suite 200, Louisville, Colorado 80027.
(8)
Consists of (i) 63,826 shares beneficially owned by our current executive officers and directors and (ii) 4,504 shares issuable upon option exercise within 60 days of November 6, 2025.

RELATED PARTY TRANSACTIONS

The following is a description of each transaction since January 1, 2023, and each currently proposed transaction, in which:

•
we have been or are to be a participant;
•
the amount involved exceeded or exceeds the lesser of (a) $120,000 and (b) 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, director nominees, executive officers, or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Purchase Agreement

We are party to a purchase agreement dated February 26, 2025 (the “Purchase Agreement”) with the investors party thereto, including entities affiliated with Highbridge, pursuant to which we issued 69,442 shares of common stock to entities affiliated with Highbridge (the “Initial Eighth Amendment Premium Shares”). Pursuant to the Purchase Agreement we also agreed to issue an additional 68,748 shares of common stock (the “Subsequent Eighth Amendment Premium Shares”) to entities affiliated with Highbridge if we have not met our obligations under our Second Lien Loan and Security Agreement prior to July 1, 2025. If an investor (together with such investor’s affiliates, any person acting as a group together with such investor or such Investor’s affiliates and any other person whose beneficial ownership of common stock would be aggregated with such Investor or such investor’s affiliates for purposes of Section 13(d) and Rule 13d-3 of the Exchange Act) would beneficially own in excess of 9.9% (or, at the election of the investor, 4.9%) of the number of shares of the common stock outstanding immediately after giving effect to the issuance of the Subsequent Eighth Amendment Premium Shares issuable to such investor, in lieu of acquiring such Subsequent Eighth Amendment Premium Shares, such Investor shall acquire pre-funded warrants to issue up to the equivalent number of shares of common stock (the “Warrants”). The Warrants will have an exercise price of $0.001 and a ten-year term. As a result of the issuance of the Initial Eighth Amendment Premium Shares pursuant to the Purchase Agreement, Highbridge holds more than 5% of our outstanding capital stock.

Registration Rights Agreement

In connection with the Purchase Agreement, on February 26, 2025, we and the investors party thereto, including entities affiliated with Highbridge, also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which we have agreed to use commercially reasonable efforts to file a registration statement with the SEC for the resale of the Initial Eighth Amendment Premium Shares, any Subsequent Eighth Amendment Premium Shares and any shares of common stock issuable upon exercise of the Warrants. Under the Registration Rights Agreement, the investors are also entitled to piggyback registration rights.

Commercial Transactions

BMW Agreements

We are party to non-exclusive service agreements (the “BMW Agreements”) with entities affiliated with BMW i Ventures SCS, SICAV-RAIF (“BMW iVentures”) pursuant to which we provide various roadside assistance services. During the year ended December 31, 2023 we earned $28.5 million of revenue under the BMW Agreements. BMW iVentures held more than 5% of our outstanding capital stock during the year ended December 31, 2023.

Enterprise Agreements

We are party to non-exclusive service agreements (the “Enterprise Agreements”) with entities affiliated with Enterprise Holdings Ventures, LLC (“EHV”) pursuant to which we provide various roadside assistance services. During the year ended December 31, 2023 we earned $40.3 million of revenue under the Enterprise Agreements. EHV held more than 5% of our outstanding capital stock during the year ended December 31, 2023.

2023 Notes Financing

In April and May 2023, we issued an aggregate of $4,695,843 of convertible promissory notes (the “2023 Notes”) to certain purchasers, including to each of BMW iVentures, Emerald Industrial Innovation Fund L.P., Iron Gate Urgently, LLC, and American Tire Distributors Holdings, Inc. in aggregate amounts, respectively, of $2,000,000, $750,000, $500,000 and $200,000.

The 2023 Notes automatically converted into 29,451 shares of common stock immediately prior to the consummation of the direct listing of our common stock on October 19, 2023.

Investors’ Rights Agreement

We are party to an amended investors’ rights agreement dated October 18, 2023 (the “Investors’ Rights Agreement”), with certain holders of our capital stock, including BMW iVentures, Iron Gate Urgently, LLC, EHV, Emerald Industrial Innovation Fund L.P., American Tire Distributors Holdings, Inc., Forte Ventures L.P., Forte Urgent.ly LLC and Porsche Investments Management S.A. which provides, among other things, that certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of common stock be covered by a registration statement that we are otherwise filing.

Policies and Procedures for Related Party Transactions

We have adopted a formal, written policy regarding related party transactions. This written policy regarding related party transactions provides that a related party transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we are a participant and in which a related party has, had or will have a direct or indirect material interest and in which the aggregate amount involved exceeds $120,000. For purposes of this policy, a related party means any of our executive officers and directors (including director nominees), in each case at any time since the beginning of our last fiscal year, or holders of more than 5% of any class of our voting securities and any member of the immediate family of, or person sharing the household with, any of the foregoing persons.

Our audit committee has the primary responsibility for reviewing and approving, ratifying or disapproving related party transactions. In determining whether to approve, ratify or disapprove any such transaction, our audit committee will consider, among other factors, (1) whether the transaction is fair to us and on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (2) the extent of the related party’s interest in the transaction, and (3) whether the transaction would impair the independence of any of our outside directors.

The policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements for our directors or executive officers, (2) transactions with another company at which a related party’s only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company’s shares, (3) charitable contributions by us to a charitable organization, foundation or university at which a related party’s only relationship is as a non-executive employee or director, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such organization’s total annual receipts, (4) transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, (5) transactions available to all United States employees generally and (6) any other transaction where disclosure of such transaction would not be required pursuant to Item 404 of Regulation S-K. In addition to our policy, our audit committee charter provides that our audit committee shall review and approve or disapprove any related party transactions.

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2026 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2026 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our Secretary at our principal executive offices on or before July 20, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Urgent.ly Inc.

Attention: Secretary

44927 George Washington Blvd, Suite 265, Office 209

Ashburn, VA 20147

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2026 annual meeting, the stockholder must provide timely written notice to our Secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our bylaws. To be timely, a stockholder’s written notice must be received by our Secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Eastern Time, on August 31, 2026; and
•
no later than 5:00 p.m., Eastern Time, on September 30, 2026.

In the event that we hold our 2026 annual meeting more or less than 25 days after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our Secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Eastern Time, on the 60th day prior to the day of our 2026 annual meeting; and
•
no later than 5:00 p.m., Eastern Time, on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

In addition to satisfying the requirements of our bylaws, including the earlier notice deadlines set forth above and therein, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) must also provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act, no later than October 30, 2026.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our chief financial officer at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10% of our common stock, file reports of ownership and changes in ownership with the SEC. Based on our review of such filings and written representations from certain reporting persons that no Form 5 is required, we believe that during the fiscal year ended December 31, 2024, all directors, executive officers, and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them on a timely basis, except that the following form was filed late due to administrative error: one Form 4 reporting two transactions for Mr. Volkow.

2024 Annual Report

Our financial statements for our fiscal year ended December 31, 2024 are included in our annual report, which we will make available to stockholders at the same time as this Proxy Statement. Our proxy materials and our annual report are posted on our website at https://investors.geturgently.com and are available from the SEC at its website at www.sec.gov.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.

* * *

Our board of directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented at the annual meeting, the persons named in this Proxy Statement will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Ashburn, Virginia

November 17, 2025

URGENTLY URGENT.LY INC. 44927 GEORGE WASHINGTON BLVD SUITE 265, OFFICE 209 ASHBURN, VA 20147 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 28, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ULY2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 28, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V81369-P40621 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY URGENT.LY INC. The Board of Directors recommends you vote FOR the following proposals: 1. To elect two Class II directors nominated by our board of directors and named in the proxy statement to hold office until our 2028 annual meeting of stockholders and until their respective successors are elected and qualified. Nominees: For Withhold 1a. Suzie Doran 1b. James Micali 2. To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. For Against Abstain NOTE: To transact such other business that may properly come before the annual meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. V81370-P40621 URGENT.LY INC. ANNUAL MEETING OF STOCKHOLDERS DECEMBER 29, 2025 11:00 AM ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) of Urgent.ly Inc. hereby appoint(s) Matthew Booth and Andrea Makkai, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of URGENT.LY INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 11:00 a.m., Eastern Time, on Monday, December 29, 2025, at www.virtualshareholdermeeting.com/ULY2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side